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                                                                    Exhibit 99.1



                               JAMES D. O'NEIL P.E
                              11021 MIDDLETON PIKE
                                   P.O. BOX 36
                              DUNBRIDGE,OHIO 43414
                               maricon9@wcnet.org
                                  March 7, 2002




N-Viro International Corporation
3450 West Central Avenue
Suite 328
Toledo, Ohio 43606


J.Patrick Nicholson,Chairman of the Board of Directors
Dr. Terry Logan, CEO
Mr James McHugh, CFO

Gentlemen:

In accordance with your request please consider this letter my written confirmation of my verbal resignation of being a Director of N-Viro International Corporation.

Thank you for the priveledge of serving on the Board of Directors.



Very truly yours,



/s/  James D. O'Neil
--------------------
James D. O'Neil